Rule 497(e)
                                      Registration Nos. 333-168727 and 811-22452


                            FIRST TRUST SERIES FUND

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                 (each, a "Fund" and collectively, the "Funds")

                     SUPPLEMENT TO THE FUNDS' PROSPECTUSES
                              DATED MARCH 1, 2016

                              DATED MARCH 23, 2016

      Notwithstanding anything to the contrary in the prospectuses, as of June 30, 2016 (the "Effective Date"), the Funds intend to implement and utilize certain changes with respect to the involuntary redemption of shareholders of the Funds. As of the Effective Date, to address the high cost of maintaining smaller shareholder accounts, the Funds intend to terminate small accounts based on the following changes to the involuntary redemption process. First, the minimum balance for involuntary redemption of shareholders of the Funds will be increased from $100 to $250 for all account types (the "Fund Minimum"). Second, each Fund will reserve the right to liquidate your account upon 30 days' written notice to your financial intermediary (as opposed to you directly) if the value of your account falls below the Fund Minimum. An account may be involuntarily redeemed when the value of the account falls below the Fund Minimum either because of redemptions or because of market action.


 PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND'S PROSPECTUS FOR FUTURE REFERENCE.